Exhibit 10(k)
                       Amendment #10 to Loan Agreement
                           Dated December 31, 1999



                                William Farber
                                32640 Whatley
                           Franklin, Michigan 48025


                              December 31, 1999


Mr. Larry Dalesandro
Lannett Company, Inc.
9000 State Road
Philadelphia, Pennsylvania 19136

         Re: Loan Agreement between William Farber ("Lender") and Lannett Company, Inc., a Delaware Corporation ("Borrower") dated August 30, 1991, as amended by Amendment #1 to Loan Agreement dated as of March 15, 1993, and by letter agreements dated August 1, 1994, May 15, 1995, December 31, 1995, June 30, 1996, November 1, 1996, September 9, 1997, June 30, 1998, December 30,
1998 and December 31, 1999.

Dear Larry:

This letter confirms that the Maturity Date for the Revolving Credit Loan (as defined in the Loan Agreement) is extended to October 1, 2001.



                               Very Truly Yours

                            By: /s/ William Farber
                                William Farber



AGREED TO AND ACCEPTED:

LANNETT COMPANY, INC.


By:/s/ Larry Dalesando
       ---------------
       Larry Dalesandro, Chief Operating Officer